Fair Value Measurements	6 Months Ended
Jun. 30, 2018
Fair Value Disclosures [Abstract]
Fair Value Measurements
3.	Fair Value Measurements

The fair value framework under the FASB’s guidance requires the categorization of assets and liabilities into three levels based upon the assumptions used to measure the assets or liabilities. Level 1 provides the most reliable measure of fair value, whereas Level 3, if applicable, would generally require significant management judgment. The three levels for categorizing assets and liabilities under the fair value measurement requirements are as follows:

●	Level 1: Fair value measurement of the asset or liability using observable inputs such as quoted prices in active markets for identical assets or liabilities;

●	Level 2: Fair value measurement of the asset or liability using inputs other than quoted prices that are observable for the applicable asset or liability, either directly or indirectly, such as quoted prices for similar (as opposed to identical) assets or liabilities in active markets and quoted prices for identical or similar assets or liabilities in markets that are not active; and

●	Level 3: Fair value measurement of the asset or liability using unobservable inputs that reflect the Company’s own assumptions regarding the applicable asset or liability.

The Company reviews the appropriateness of fair value measurements including validation processes, and the reconciliation of period-over-period fluctuations based on changes in key market inputs. All fair value measurements are subject to the Company’s analysis. Review and approval by management is required as part of the validation process.

The following tables show the Company’s cash and investments by significant investment category as of June 30, 2018:

	Adjusted Cost	Change in Fair Value	Fair Value	Cash and Cash Equivalents	Digital Tokens

Cash	$1,073,436	$-	$1,073,436	$1,073,436	$-
Certificates of deposit	250,015	-	250,015	250,015	-

Level 1:
Money market funds	701,243	-	701,243	701,243	-
U.S. Treasury securities	5,714,143	-	5,714,143	5,714,143	-
Digital tokens	3,368,127	(1,959,404)	1,408,723	-	1,408,723
Subtotal	9,783,513	(1,959,404)	7,824,109	6,415,386	1,408,723

Total	$11,106,964	$(1,959,404)	$9,147,560	$7,738,837	$1,408,723

Fair Value Methods

The accounting guidance for financial instruments requires disclosures of the estimated fair value of certain financial instruments and the methods and significant assumptions used to estimate their fair value.

Cash equivalents consist primarily of money market instruments and U.S. Treasury bills, and represent highly liquid investments with maturities of three months or less at purchase. The carrying value of cash equivalents is assumed to approximate fair value due to its short duration and generally negligible credit risk. We validate this assumption using quoted market prices where available.

Digital tokens consist of XPX tokens received on June 2, 2018 as part of the Company’s technology services agreement with ProximaX. The quoted market price from the Kryptono Exchange is used to determine the fair value of tokens and the quoted market price of $0.01559 was used to determine the initial fair value of tokens of $3,368,127. As of June 30, 2018 at approximately 5:00 PM, Eastern Time, XPX tokens were trading at a price equal to $0.00652 per token, and our 216.0 million XPX tokens had a fair value of 1,408,723.

Changes in fair value of digital tokens

At June 30, 2018, we did not own any investments that have been in a continuous unrealized loss position for 12 consecutive months or more. The Company’s investments are carried at fair value, with unrealized gains and losses, reported as change in fair value of digital tokens in the condensed consolidated statements of operations. At June 30, 2018 the XPX tokens’ change in fair value was $1,959,404.